Rule 497(b)

          Diversified Income & Growth Trust, 1999 Summer Series

                                 FT 315

FT 315 consists of a unit investment trust known as Diversified Income & Growth Trust, 1999 Summer Series (the "Trust"). The Trust consists of a diversified portfolio of common stocks ("Securities") with dividend yields on the Initial Date of Deposit of at least 70% of the dividend yield on the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Trust seeks to provide higher income each year and to reduce risk through diversification.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    First Trust (registered trademark)
                             1-800-621-9533


              The date of this prospectus is June 25, 1999

                  Table of Contents

Summary of Essential Information                         3
Fee Table                                                4
Report of Independent Auditors                           5
Statement of Net Assets                                  6
Schedule of Investments                                  7
The FT Series                                            8
Portfolio                                                9
Risk Factors                                             9
Portfolio Securities Descriptions                       10
Public Offering                                         12
Distribution of Units                                   14
The Sponsor's Profits                                   15
The Secondary Market                                    16
How We Purchase Units                                   16
Expenses and Charges                                    16
Tax Status                                              17
Retirement Plans                                        18
Rights of Unit Holders                                  19
Income and Capital Distributions                        19
Redeeming Your Units                                    20
Removing Securities from the Trust                      21
Amending or Terminating the Indenture                   22
Information on the Sponsor, Trustee and Evaluator       23
Other Information                                       24

                 Summary of Essential Information

          Diversified Income & Growth Trust, 1999 Summer Series
                                 FT 315


 At the Opening of Business on the Initial Date of Deposit-June 25, 1999


                   Sponsor:   Nike Securities L.P.
                   Trustee:   The Chase Manhattan Bank
                 Evaluator:   First Trust Advisors L.P.

General Information
Initial Number of Units (1)                                                                             15,012
Fractional Undivided Interest in the Trust per Unit (1)                                               1/15,012
Public Offering Price:
     Aggregate Offering Price Evaluation of Securities per Unit (2)                                 $    9.900
     Maximum Sales Charge of 3.3% of the Public Offering Price per Unit
        (3.333% of the net amount invested, exclusive of the deferred sales charge) (3)             $     .330
     Less Deferred Sales Charge per Unit                                                            $    (.230)
Public Offering Price per Unit (4)                                                                  $   10.000
Sponsor's Initial Repurchase Price per Unit (5)                                                     $    9.670
Redemption Price per Unit (based on aggregate underlying
     value of Securities less the deferred sales charge) (5)                                        $    9.670
Estimated Net Annual Distributions per Unit (6)                                                     $    .2788
CUSIP Number                                                                                        30264W 453
Security Code                                                                                            57003

First Settlement Date                           June 30, 1999
Mandatory Termination Date (7)                  June 25, 2002
Income Distribution Record Date                 Fifteenth day of each March, June, September and December, commencing September 15, 1999.
Income Distribution Date (6)                    Last day of each March, June, September and December,
                                                commencing September 30, 1999.
______________

(1) As of the close of business on the Initial Date of Deposit we may adjust the number of Units of the Trust so that the Public Offering Price per Unit will equal approximately $10.00. If we make such an adjustment, the fractional undivided interest per Unit will vary from the amount indicated above.

(2) Each Security, if listed on a securities exchange, is valued at its last closing sale price. If a Security is not listed, or if no closing sale price exists, it is valued at its closing ask price. Evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(3) The maximum sales charge consists of an initial sales charge and a deferred sales charge. See "Fee Table" and "Public Offering" for additional information regarding these charges.

(4) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. Additional Units may be created during the day of the Initial Date of Deposit which, along with the Units described above, will be valued as of the Evaluation Time on the Initial Date of Deposit and sold to investors at the Public Offering Price per Unit based on this valuation. On the Initial Date of Deposit the Public Offering Price per Unit will not include any accumulated dividends on the Securities. After the Initial Date of Deposit, the Public Offering Price per Unit will include a pro rata share of any accumulated dividends on the Securities.

(5) Until the earlier of six months after the Initial Date of Deposit or the end of the initial offering period the Sponsor's Initial Repurchase Price per Unit and the Redemption Price per Unit will include the estimated organization costs per Unit set forth under "Fee Table." After such date, the Sponsor's Repurchase Price and Redemption Price per Unit will not include such estimated organization costs. See "Redeeming Your Units."

(6) The actual net annual distributions you receive will vary from that set forth above with changes in the Trust's fees and expenses, in dividends received and with the sale of Securities. See "Fee Table" and "Expenses and Charges." Distributions from the Capital Account will be made monthly on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. Notwithstanding, distributions of funds in the Capital Account, if any, will be made in December of each year.

(7) See "Amending or Terminating the Indenture."

                              Fee Table

This Fee Table describes the fees and expenses that you may pay if you buy and hold Units of the Trust. See "Public Offering" and "Expenses and Charges." Although the Trust has a term of approximately three years and is a unit investment trust rather than a mutual fund, this information allows you to compare fees.

                                                                                                             Amount
                                                                                                             per Unit
                                                                                                             ________
Unit Holder Transaction Expenses
   (as a percentage of public offering price)

Initial sales charge imposed on purchase                                                        1.0%(a)      $ .100
Deferred sales charge                                                                           2.3%(b)        .230
                                                                                                ________      ________
Maximum sales charge                                                                            3.3%         $ .330
                                                                                                ========      ========

Maximum sales charge imposed on reinvested dividends                                            2.3%(c)      $ .230
                                                                                                ========      ========

Organization Costs
   (as a percentage of public offering price)
Estimated organization costs                                                                     .200%(d)    $.0200
                                                                                                ========     ========

Estimated Annual Trust Operating Expenses
   (as a percentage of average net assets)

Portfolio supervision, bookkeeping, administrative and evaluation fees                           .099%       $.0098
Trustee's fee and other operating expenses                                                       .152%        .0151
                                                                                                ________     ________
   Total                                                                                         .251%       $.0249
                                                                                                ========     ========

This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in the Trust for the periods shown and sell all your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Trust's operating expenses stay the same. Although your actual costs may vary, based on these assumptions your costs would be:

1 Year            3 Years
__________        ___________
$ 375             $ 427

The example will not differ if you hold rather than sell your Units at the end of each period. The example does not reflect sales charges on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

_____________

(a) The amount of the initial sales charge will vary depending on the purchase price of your Units. The amount of the initial sales charge is actually the difference between the maximum sales charge (3.3% of the Public Offering Price) and the maximum remaining deferred sales charge (initially $.23 per Unit). When the Public Offering Price exceeds $10.00 per Unit, the initial sales charge will exceed 1.00% of the Public Offering Price per Unit.

(b) The deferred sales charge is a fixed dollar amount equal to $.23 per Unit, which will be deducted in five monthly installments of $.046 per Unit beginning February 18, 2000 and on the 20th day of each month thereafter (or the preceding business day if the 20th day is not a business day) through June 20, 2000. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the deferred sales charge will not change but the deferred sales charge on a percentage basis will be more than 2.3% of the Public Offering Price. If you purchase Units after the first deferred sales charge payment has been deducted, your purchase price will include both the initial sales charge and any remaining deferred sales charge payments.

(c) Reinvested Dividends will be subject only to the deferred sales charge remaining at the time of reinvestment. See "Income and Capital Distributions."

(d) You will bear all or a portion of the costs incurred in organizing the Trust. These estimated organization costs are included in the price you pay for your Units and will be deducted from the assets of the Trust at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period.

                     Report of Independent Auditors

The Sponsor, Nike Securities L.P., and Unit Holders

FT 315


We have audited the accompanying statement of net assets, including the schedule of investments, of FT 315, comprised of the Diversified Income & Growth Trust, 1999 Summer Series, as of the opening of business on June 25, 1999. This statement of net assets is the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on this statement of net assets based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. Our procedures included confirmation of the letter of credit held by the Trustee and deposited in the Trust on June 25, 1999. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall presentation of the statement of net assets. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.



In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of FT 315, comprised of the Diversified Income & Growth Trust, 1999 Summer Series, at the opening of business on June 25, 1999 in conformity with generally accepted accounting principles.


                                     ERNST & YOUNG LLP


Chicago, Illinois
June 25, 1999

                         Statement of Net Assets

          Diversified Income & Growth Trust, 1999 Summer Series
                                 FT 315


                    At the Opening of Business on the
                  Initial Date of Deposit-June 25, 1999


                                                         NET ASSETS
Investment in Securities represented by purchase contracts (1) (2)                                       $148,617
Less liability for reimbursement to Sponsor for organization costs (3)                                       (300)
Less liability for deferred sales charge (4)                                                               (3,453)
                                                                                                         ________
Net assets                                                                                               $144,864
                                                                                                         ========
Units outstanding                                                                                          15,012

                                                   ANALYSIS OF NET ASSETS
Cost to investors (5)                                                                                    $150,118
Less maximum sales charge (5)                                                                              (4,954)
Less estimated reimbursement to Sponsor for organization costs (3)                                           (300)
                                                                                                         ________
Net assets                                                                                               $144,864
                                                                                                         ========
_____________

                    NOTES TO STATEMENT OF NET ASSETS

(1) Aggregate cost of the Securities listed under "Schedule of Investments" is based on their aggregate underlying value.

(2) An irrevocable letter of credit issued by The Chase Manhattan Bank, of which $200,000 will be allocated to the Trust, has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts.

(3) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trust. These costs have been estimated at $.0200 per Unit for the Trust. A payment will be made as of the earlier of six months after the Initial Date of Deposit or the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of the Trust.

(4) Represents the amount of mandatory deferred sales charge distributions from the Trust ($.23 per Unit), payable to us in five equal monthly installments beginning on February 18, 2000 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through June 20, 2000. If you redeem Units before June 20, 2000 you will have to pay the remaining amount of the deferred sales charge applicable to such Units when you redeem them.

(5) The aggregate cost to investors in the Trust includes a maximum sales charge (comprised of an initial and a deferred sales charge) computed at the rate of 3.3% of the Public Offering Price per Unit (equivalent to 3.333% of the net amount invested, exclusive of the deferred sales charge), assuming no reduction of sales charge as set forth under "Public Offering."

                          Schedule of Investments

          Diversified Income & Growth Trust, 1999 Summer Series
                                 FT 315


 At the Opening of Business on the Initial Date of Deposit-June 25, 1999


                                                                             Percentage        Market
                                                                             of Aggregate      Value         Cost of
Number       Ticker Symbol and                                               Offering          per           Securities to
of Shares    Name of Issuer of Securities (1)                                Price             Share         the Trust (2)
_________    ________________________________                                ____________      ______        _________
             CAPITAL GOODS
209          BRC        Brady Corporation (Class A)                          4.17%             $ 29.625      $  6,192
 58          GE         General Electric Company                             4.17%              106.750         6,192
             COMMUNICATIONS/MEDIA
 95          AIT        Ameritech Corporation (3)                            4.18%               65.375         6,211
105          BEL        Bell Atlantic Corporation                            4.17%               59.000         6,195
120          SBC        SBC Communications Inc. (3)                          4.18%               51.750         6,210
             CONSUMER CYCLICALS
149          FO         Fortune Brands, Inc.                                 4.15%               41.438         6,174
             CONSUMER NON-DURABLES
148          NA         Nabisco Holdings Corp. (Class A)                     4.17%               41.875         6,198
205          SYY        SYSCO Corporation                                    4.16%               30.188         6,189
             ENERGY
 56          BPA        BP Amoco Plc (ADR)                                   4.16%              110.375         6,181
 63          MOB        Mobil Corporation (4)                                4.15%               98.000         6,174
             FINANCIAL-BANKS
148          WFC        Wells Fargo Company                                  4.17%               41.875         6,197
             FINANCIAL-REITS
228          HPT        Hospitality Properties Trust                         4.16%               27.125         6,184
304          JDN        JDN Realty Corporation                               4.17%               20.375         6,194
158          SPK        Spieker Properties, Inc.                             4.17%               39.250         6,201
176          SUI        Sun Communities, Inc.                                4.15%               35.063         6,171
             HEALTHCARE
 90          BMY        Bristol-Myers Squibb Company                         4.16%               68.688         6,182
 68          JNJ        Johnson & Johnson                                    4.19%               91.563         6,226
 90          MRK        Merck & Co., Inc.                                    4.17%               68.938         6,204
128          SGP        Schering-Plough Corporation                          4.18%               48.500         6,208
             RETAIL/APPAREL
151          MAY        The May Department Stores Company                    4.15%               40.875         6,172
             UTILITY
213          AWK        American Water Works Company, Inc.                   4.16%               29.000         6,177
261          CPG        CMS Energy Corporation (Class G)                     4.17%               23.750         6,199
149          DQE        DQE, Inc.                                            4.17%               41.563         6,193
276          IPL        IPALCO Enterprises, Inc.                             4.17%               22.438         6,193
                                                                             ______                          _________
                                   Total Investments                          100%                           $148,617
                                                                             ======                          =========
_____________

(1) All Securities are represented by regular way contracts to purchase such Securities for the performance of which an irrevocable letter of credit has been deposited with the Trustee. We entered into purchase contracts for the Securities on June 25, 1999.

(2) The cost of the Securities to the Trust represents the aggregate underlying value with respect to the Securities acquired (generally determined by the closing sale prices of the listed Securities and the ask prices of the over-the-counter traded Securities at the close of business on the business day preceding the Initial Date of Deposit). The valuation of the Securities has been determined by the Evaluator, an affiliate of ours. The cost of the Securities to us and our loss
(which is the difference between the cost of the Securities to us and the cost of the Securities to the Trust) are $148,979 and $362, respectively.

(3) SBC Communications, Inc. ("SBC") has recently announced plans to acquire Ameritech Corporation ("Ameritech"). As per the terms of the merger agreement, each shareholder of Ameritech will receive 1.316 shares of SBC for each share of Ameritech held. As a result of this expected transaction, it is anticipated that the Trust will receive additional shares of common stock of SBC in exchange for the shares of Ameritech which it holds. The transaction is subject to the approval of the shareholders of both companies and various regulatory authorities.

(4) Exxon Corporation ("Exxon") has recently announced plans to acquire Mobil Corporation ("Mobil"). As per the terms of the merger agreement, each shareholder of Mobil will receive 1.32015 shares of Exxon for each share of Mobil held. As a result of this expected transaction, it is anticipated that the Trust will receive shares of common stock of Exxon in exchange for the shares of Mobil which it holds. The transaction is subject to the approval of the shareholders of both companies and various regulatory authorities.

                      The FT Series

The FT Series Defined.

We, Nike Securities L.P. (the "Sponsor"), have created several similar yet separate series of an investment company which we have named the FT Series. We designate each of these investment company series, the FT Series, with a different series number.

YOU MAY GET MORE SPECIFIC DETAILS ON SOME OF THE INFORMATION IN THIS PROSPECTUS IN AN "INFORMATION SUPPLEMENT" BY CALLING THE TRUSTEE AT 1-800-682-7520.

What We Call the Trust.

This FT Series consists of a unit investment trust known as Diversified Income & Growth Trust, 1999 Summer Series.

Mandatory Termination Date.

The Trust will terminate on the Mandatory Termination Date, approximately three years from the date of this prospectus. This date is shown in "Summary of Essential Information." The Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into between Nike Securities L.P. as Sponsor, The Chase Manhattan Bank as Trustee and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trust.

How We Created the Trust.

On the Initial Date of Deposit, we deposited the Securities (fully backed by an irrevocable letter of credit of a financial institution) with the Trustee. In return for depositing the Securities, the Trustee delivered documents to us representing our ownership of the Trust, in the form of units ("Units").

With the deposit of the contracts to buy the Securities on the Initial Date of Deposit we established a percentage relationship among the Securities in the Trust's portfolio, as stated under "Schedule of Investments." After the Initial Date of Deposit, we may deposit additional Securities in the Trust, or cash (including a letter of credit) with instructions to buy more Securities, in order to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the original percentage relationship established among the Securities on the Initial Date of Deposit, and not the actual percentage relationship existing on the day we are creating Units, since the two may differ. This difference may be due to the sale, redemption or liquidation of any of the Securities.

Since the prices of the underlying Securities will fluctuate daily, the ratio of Securities in the Trust, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities or cash in the Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trust will pay brokerage fees to buy Securities. To reduce this dilution, the Trust will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may, from time to time, retain and pay us (or our affiliate) to act as agent for the Trust to buy Securities. If we or an affiliate of ours act as agent to the Trust, we will be subject to the restrictions under the Investment Company Act of 1940, as amended.

We cannot guarantee that the Trust will keep its present size and composition for any length of time. Securities may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. The Trust will not, however, sell Securities to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if the Securities no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in the Trust. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in the Trust fails, unless we can purchase substitute Securities ("Replacement Securities") we will refund to you that portion of the purchase price and sales charge resulting from the failed contract on the next Income Distribution Date. Any Replacement Security the Trust acquires will be identical to those from the failed contract. The Trustee must purchase the Replacement Securities within 20 days after it receives notice of a failed contract, and the purchase price may not be more than the amount of funds reserved for the purchase of the failed contract.

                        Portfolio

Objectives.

Through an investment in a portfolio of common stocks which as of the Initial Date of Deposit have dividend yields of at least 70% of the dividend yield on the S&P 500 Index, the Trust seeks to achieve two primary objectives:

- Provide Higher Stream of Income Year after Year. With a portfolio of stocks that have the potential to regularly raise their dividends, conservative equity investors should be better able to keep up with the rising costs of living.

- Reduce Volatility and Modify Risk through Diversification and Rising Dividends. Dividends, which traditionally are a more stable component of total returns than share price change, have historically had the effect of cushioning price volatility. Risk is further modified by a well-constructed portfolio of stocks, diversified across different industries and sectors.


The Trust consists of a portfolio of Securities selected from the Diversified Stock Income Plan ("DSIP"). DSIP is a rising dividends strategy which A.G. Edwards Securities Research analysts have employed since 1992, scrutinizing the dividend history (when applicable) and long-term dividend growth potential of hundreds of companies. Only those companies whose stocks have current dividend yields of at least 70% of the S&P 500 Composite's dividend yield and which are believed most likely to consistently raise their annual dividends are placed on A.G. Edwards' DSIP List. Since the inception of the DSIP List in 1992, 175 of the 184 companies included in the DSIP List have raised their annual dividends one or more times through 6/4/99. There is, however, no guarantee that the companies selected for the Trust, which represent only a portion of the DSIP List, will declare dividends in the future or that if declared will either remain at current levels or increase over time or that they will increase dividends to the same extent as the entire DSIP List.


We believe investors can meet their goals of income and growth through an investment strategy designed to capitalize on the power of rising dividends. In our opinion dividends should be considered an important ingredient to an investor's overall investment plan. The key is investing in a portfolio of companies with the potential to pass earnings on to investors in the form of regular dividend increases. A company's ability to consistently pay-and increase-dividends is an important sign of that company's financial strength. Therefore, we believe investors should look for well-managed and financially sound companies with the potential to deliver solid returns. Companies that choose to reward stockholders with greater dividends (and many companies don't) can help investors increase capital and produce attractive total returns over time. In addition to rising dividends, this strategy's defensive benefits have the potential to reduce volatility and stabilize returns.

In A.G. Edwards' opinion, the Securities chosen for the Trust have the potential to provide investors increasing dividend income year after year, regardless of the market environment. There is, however, no assurance that the Securities will continue to pay or increase dividends in the future.

The Trust allows investors to make an investment in companies A.G. Edwards believes will provide long-term income and growth. The Trust uses a buy and hold philosophy which encourages investors to be disciplined and patient while holding the Trust until maturity. In doing so investors can eliminate the emotion of investing and the temptation to buy or sell for reasons outside their control: stock market volatility, interest rates, inflation and the latest investment fad.

Of course, as with any similar investments, there can be no guarantee that the objective of the Trust will be achieved. See "Risk Factors" for a discussion of the risks of investing in the Trust.

                      Risk Factors


Price Volatility. The Trust invests in common stocks. The value of the Trust's Units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.


Because the Trust is not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of the Trust will be positive over any period of time or that you won't lose money. Units of the Trust are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain of the Securities in the Trust may be issued by companies with market capitalizations of less than $1 billion. The share prices of these small-cap companies are often more volatile than those of larger companies. This is a result of several factors common to many such issuers, including limited trading volumes, products or financial resources, management inexperience and less publicly available information.

Dividends. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

Real Estate Investment Trusts. Certain of the Securities are issued by Real Estate Investment Trusts ("REITs"). REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The value of the REITs and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owner to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain companies represented in the Trust. In addition, litigation regarding any of the issuers of the Securities or their respective industries may negatively impact the share prices of these Securities. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the share prices of the Securities.

Year 2000 Problem. Many computer systems were not designed to properly process information and data involving dates of January 1, 2000 and thereafter. This is commonly known as the "Year 2000 Problem." We do not expect that any of the computer system changes necessary to prepare for January 1, 2000 will cause any major operational difficulties for the Trust. However, we are unable to predict what impact the Year 2000 Problem will have on any of the issuers of the Securities.

Foreign Stocks. Certain of the Securities are issued by foreign companies which makes the Trust subject to more risks than if it invested solely in domestic common stocks. These common stocks are listed on a U.S. securities exchange either directly, or in the form of an American Depositary Receipt ("ADR"). Risks of foreign common stocks include losses due to future political and economic developments, foreign currency devaluations, restrictions on foreign investments and exchange of securities, inadequate financial information, and lack of liquidity of certain foreign markets.

Securities Selection. While A.G. Edwards has carefully evaluated and approved the Securities in the Trust for this purpose, they may choose for any reason not to recommend any or all of the Securities for another purpose or at a later date. This may affect the value of your Units. In addition, A.G. Edwards in its general securities business acts as agent or principal in connection with buying and selling stocks, including the Securities, and may have bought the Securities for the Trust, thereby benefiting. A.G. Edwards also acts as a market maker, underwrites certain issues, and provides investment banking services to companies, which may include the issuers of certain of the Securities.

            Portfolio Securities Descriptions


CAPITAL GOODS



Brady Corporation (Class A), headquartered in Milwaukee, Wisconsin, develops, makes and sells stock and customized products, including identification, labeling and marking systems for electrical wires, pipes and other objects; safety and instructional signs; and specialized tapes used in audio, video and computer applications.



General Electric Company, headquartered in Fairfield, Connecticut, makes major appliances, industrial and power systems, aircraft engines, engineered plastics, silicones, superabrasives, laminates and technical products. The company also furnishes TV network services, produces programs, operates VHF and UHF TV stations and provides financial services.



COMMUNICATIONS/MEDIA



Ameritech Corporation, headquartered in Chicago, Illinois, provides a wide range of communications services including local and long distance telephone, cellular, paging, security, cable TV, Internet access and directory publishing services.



Bell Atlantic Corporation, headquartered in New York, New York, operates a diversified telecommunications concern that provides voice and data transport and calling services network access, directory publishing and public telephone services to customers in the mid-Atlantic and New England regions.



SBC Communications Inc., headquartered in San Antonio, Texas, provides landline and wireless telecommunications services and equipment, directory advertising, publishing and cable television services in Texas, Arkansas, California, Connecticut, Kansas, Missouri, Nevada and Oklahoma.



CONSUMER CYCLICALS



Fortune Brands, Inc., headquartered in Old Greenwich, Connecticut, makes and sells distilled spirits, office products, hardware and home improvement products, supplies and accessories, and golf and leisure products.



CONSUMER NON-DURABLES



Nabisco Holdings Corp. (Class A), headquartered in Parsippany, New Jersey, makes and sells a variety of packaged food products, including cookies, crackers, packaged nuts, hard roll candy, steak sauce and dog snacks.



SYSCO Corporation, headquartered in Houston, Texas, markets and distributes a wide range of food and related products to the foodservice or "food-prepared-away-from-home" industry.



ENERGY



BP Amoco Plc (ADR), headquartered in London, England, produces, transports, refines and markets crude oil, natural gas and related products; and makes and markets petrochemicals and related products. The company also operates tankers for its own use and for third parties.



Mobil Corporation, headquartered in Fairfax, Virginia, produces, transports, refines and markets petroleum and natural gas and related products; and makes and markets chemicals.



FINANCIAL-BANKS



Wells Fargo Company, headquartered in San Francisco, California, provides banking, insurance, investments, mortgage and consumer finance services in all 50 states, Canada, the Caribbean, Latin America and elsewhere internationally.



FINANCIAL-REITS



Hospitality Properties Trust, headquartered in Newton, Massachusetts, is a self-managed real estate investment trust which acquires, owns and leases hotel properties throughout the United States.



JDN Realty Corporation, headquartered in Atlanta, Georgia, is a self-managed real estate investment trust which owns and operates shopping center properties in 12 states.



Spieker Properties, Inc., headquartered in Menlo Park, California, is a self-managed real estate investment trust which owns, operates, manages, leases and develops commercial real estate in Northern California, Idaho, Oregon and Washington. Properties include warehousing and bulk distribution centers, single story and mid-rise suburban office buildings and neighborhood shopping centers and single tenant retail buildings.



Sun Communities, Inc., headquartered in Farmington Hills, Michigan, is a self-managed real estate investment trust which, through subsidiaries, owns and operates manufactured housing and recreational communities concentrated in the midwestern and southeastern regions of the United States.



HEALTHCARE



Bristol-Myers Squibb Company, headquartered in New York, New York, produces and distributes pharmaceuticals, consumer medicines, nutritionals, medical devices and beauty care products.




Johnson & Johnson, headquartered in New Brunswick, New Jersey, makes and sells pharmaceuticals, personal healthcare products, medical and surgical equipment, and contact lenses.



Merck & Co., Inc., headquartered in Whitehouse Station, New Jersey, is a leading pharmaceutical concern that discovers, develops, makes and markets a broad range of human and animal health products and services. The company also administers managed prescription drug programs.



Schering-Plough Corporation, headquartered in Madison, New Jersey, develops, makes and markets pharmaceutical and health care products worldwide. The company's products include prescription drugs, animal health, over-the-counter, foot care and sun care products.



RETAIL/APPAREL



The May Department Stores Company, headquartered in St. Louis, Missouri, operates department stores under the trade names "Lord & Taylor,"
"Hecht's," "Strawbridge's," "Foley's," "Robinsons-May," "Kaufmann's," "Filene's," "Famous-Barr," "L.S. Ayres" and "Meier & Frank."



UTILITY



American Water Works Company, Inc., headquartered in Voorhees, New Jersey, provides water service and professional services as required to affiliated companies.



CMS Energy Corporation (Class G), headquartered in Dearborn, Michigan, through subsidiaries, supplies electricity and natural gas in Michigan; explores for and produces oil and natural gas; invests in, develops, converts, constructs, operates and acquires non-utility power generation projects; and owns, develops and manages natural gas transmission, processing and storage projects.



DQE, Inc., headquartered in Coraopolis, Pennsylvania, through wholly-owned subsidiaries, supplies electricity in Pennsylvania and provides energy and utility, environmental, power quality and real estate services. The company also operates a financial services and a marketing and development concern.



IPALCO Enterprises, Inc., headquartered in Indianapolis, Indiana, generates, transmits, distributes and sells electricity in Indiana; sells steam in certain areas of Indianapolis; and operates cooling and heating systems in Cleveland, Ohio.


We have obtained the foregoing descriptions from sources we deem reliable. We have not independently verified the provided information either in terms of accuracy or completeness.

                     Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the per Unit price of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Income and Capital Accounts;

- Dividends receivable on Securities; and

- The total sales charge (which combines an initial up-front sales charge and a deferred sales charge).

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities and changes in the value of the Income and/or Capital Accounts.

The Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for the Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of the Trust portfolio, legal fees and the initial fees and expenses of the Trustee) will be purchased in the same proportionate relationship as all the Securities contained in the Trust. Securities will be sold to reimburse the Sponsor for the Trust's organization costs at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period (a significantly shorter time period than the life of the Trust). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for the Trust organization costs, the Trustee will sell additional Securities to allow the Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the per Unit amount set forth for the Trust in "Statement of Net Assets," this will result in a greater effective cost per Unit to Unit holders for the reimbursement to the Sponsor. To the extent actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of the Trust. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell such Securities, to the extent practicable, which will maintain the same proportionate relationship among the Securities contained in the Trust as existed prior to such sale.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Minimum Purchase.

The minimum amount you can purchase of the Trust is $1,000 worth of Units ($500 if you are purchasing Units for your Individual Retirement Account, Roth Individual Retirement Account, Education Individual
Retirement Account or any other qualified retirement plan).

Sales Charges.


The sales charge you will pay has both an initial and a deferred component. The initial sales charge, which you will pay at the time of purchase, is initially equal to approximately 1% of the Public Offering Price of a Unit. This initial sales charge is actually equal to the difference between the maximum sales charge of 3.3% of the Public Offering Price and the maximum remaining deferred sales charge (initially $.23 per Unit). The initial sales charge will vary from 1% with changes in the aggregate underlying value of the Securities, changes in the Income and Capital Accounts and as deferred sales charge payments are made. In addition, five monthly deferred sales charge payments of $.046 per Unit will be deducted from the Trust's assets on approximately the twentieth day of each month from February 18, 2000 through June 20, 2000. The maximum sales charge assessed during the initial offering period will be 3.3% of the Public Offering Price per Unit (equivalent to 3.333% of the net amount invested, exclusive of the deferred sales charge).



After the initial offering period, if you purchase Units after the last deferred sales charge payment has been assessed, your sales charge will consist of a one-time initial sales charge of 3.3% of the Public Offering Price (equivalent to 3.413% of the net amount invested), which will be reduced to a minimum sales charge of 2.8% of the Public Offering Price on July 1, 2000.


Discounts for Certain Persons.

If you invest at least $50,000 (except if you are purchasing for a "wrap fee account" as described below), the maximum sales charge is reduced, as follows:

                             Your
                             maximum          The Dealer's
If you invest                sales charge     concession
(in thousands):*             will be:         will be:
______________               ____________     ____________
$50 but less than $100       3.05%            2.20%
$100 but less than $150      2.80%            1.95%
$150 but less than $500      2.45%            1.60%
$500 but less than $1,000    2.10%            1.30%
$1,000 or more               1.55%            1.10%

* Breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.

The reduced sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. You may combine same-day purchases of Trust Units and units of other similarly structured equity unit trusts for which we act as Principal Underwriter and which are currently in the initial offering period to meet the above volume purchase levels. We will consider Units you purchase in the name of your spouse or your child under 21 years of age to be purchases by you for determining the reduced sales charge. The reduced sales charges will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge. As noted above, a portion of the reduced sales charge is the responsibility of the broker/dealer or other selling agent making the sale.

If you own units of any other unit investment trusts sponsored by us you may use your redemption or termination proceeds from these trusts to purchase Units of the Trust subject only to any remaining deferred sales charge to be collected on Units of the Trust. Please note that you will be charged the amount of any remaining deferred sales charge on units you redeem when you redeem them.

The following persons may purchase Units at the Public Offering Price less the applicable dealer concession:

- Employees, officers and directors of the Sponsor, our related companies, dealers and their affiliates, and vendors providing services to us.

- Immediate family members of the above (spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons).

If you purchase Units through registered broker/dealers who charge periodic fees for financial planning, investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" charge is imposed, you may purchase Units in the primary or secondary market at the Public Offering Price, less the Sponsor's retention of the sales charge. See "Distribution of Units-Dealer Concessions."

Every investor will be charged the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the maximum sales charge you must pay is less than the applicable maximum deferred sales charge, you will be credited the difference between your maximum sales charge and the maximum deferred sales charge at the time you buy your Units.

The Value of the Securities.

The aggregate underlying value of the Securities in the Trust will be determined as follows: if the Securities are listed on a securities exchange or The Nasdaq Stock Market, their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation). However, if there is no closing sale price on that exchange or system, they are valued based on the closing ask prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, the evaluation will generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for evaluation). If current ask prices are unavailable, the evaluation is generally determined:

a) On the basis of current ask prices for comparable securities,

b) By appraising the value of the Securities on the ask side of the market, or

c) By any combination of the above.

The Evaluator will appraise the value of the Securities in the Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange ("NYSE"): New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

After the initial offering period is over, the secondary market Public Offering Price will be determined based on the aggregate underlying value of the Securities in the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust plus the applicable sales charge. We calculate the aggregate underlying value of the Securities during the secondary market the same way as described above for sales made during the initial offering period, except that bid prices are used instead of ask prices when necessary.

                  Distribution of Units

We intend to qualify Units of the Trust for sale in a number of states. During the initial offering period, Units will be sold at the current Public Offering Price. When the initial offering period ends, Units we have reacquired may be offered by this prospectus at the secondary market Public Offering Price (see "The Secondary Market").

Dealer Concessions.


Dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of 2.4% of the Public Offering Price per Unit (or 65% of the maximum sales charge after July 1, 2000). However, dealers and other selling agents will receive a concession on the sale of Units subject only to any remaining deferred sales charge equal to $.15 per Unit on Units sold subject to the maximum deferred sales charge or 65% of the then current maximum remaining deferred sales charge on Units sold subject to less than the maximum deferred sales charge.


Dealers and other selling agents who sell at least $15,000,000 on the Initial Date of Deposit will be entitled to the following additional sales concessions with respect to total sales:

Total Sales          Additional
(in millions):       Concession:
_____________        ___________
$15                  0.100%
$25                  0.200%
$35                  0.375%
$45                  0.400%
$55                  0.425%
$75                  0.525%
$100 or more         0.625%

We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units. However, the Glass-Steagall Act does allow certain agency transactions. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

Award Programs.

From time to time we may sponsor programs which provide awards to a dealer's registered representatives who have sold a minimum number of Units during a specified time period. We may also pay fees to qualifying dealers for services or activities which are meant to result in sales of Units of the Trust. In addition, we will pay to dealers who sponsor sales contests or recognition programs that conform to our criteria, or participate in our sales programs, amounts equal to no more than the total applicable sales charges on the unit sales generated by such persons during such programs. We make these payments out of our own assets, and not out of the Trust's assets. These programs will not change the price you pay for your Units or the amount that the Trust will receive from the Units sold.

Investment Comparisons.

From time to time we may compare the then current estimated returns of the Trust (which may show performance net of the expenses and charges the Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, the New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. The investment characteristics of the Trust, which are described more fully elsewhere in this prospectus, differ from other comparative investments. You should not assume that these performance comparisons will be representative of the Trust's future relative performance.

                  The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit less any reduced sales charge as stated in "Public Offering." Also, any difference between our cost to purchase the Securities and the price at which we sell them to the Trust is considered a profit or loss. (See Note 2 of "Schedule of Investments.") During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the Public Offering Price they receive when they sell the Units. Pursuant to a licensing agreement with A.G. Edwards & Sons, Inc., we will pay A.G. Edwards $.0075 per Unit for allowing us to use the name "Diversified Stock Income Plan" and for periodic research reports on the Securities included in the Trust.

In maintaining a market for Units, any difference between the price at which Units are purchased and the price at which they are sold (which includes a maximum sales charge for the Trust) or redeemed will be a profit or loss to us. The secondary market Public Offering Price of Units may be more or less than the cost of those Units to us.

                  The Secondary Market

Although we are not obligated to, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees and Trustee costs to transfer and record the ownership of Units. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. If you sell Units or tender them for redemption before you have paid the total deferred sales charge on your Units, you will have to pay the remainder at that time.

                  How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive the proceeds from the sale of Units we purchase no later than if they were redeemed by the Trustee. We may tender Units we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

The Public Offering Price of any Units we acquire will be consistent with the Public Offering Price described in the then effective prospectus. Any profit or loss from the resale or redemption of such Units will belong to us.

                  Expenses and Charges

The estimated annual expenses of the Trust are listed under "Fee Table." If actual expenses exceed the estimate, the Trust will bear the excess. The Trustee will pay operating expenses of the Trust from the Income Account of the Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee benefits from the use of these funds.

As Sponsor, we will be compensated for providing bookkeeping and other administrative services to the Trust, and will receive brokerage fees when the Trust uses us (or an affiliate of ours) as agent in buying or selling Securities. First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to the Trust and will receive the fees set forth under "Fee Table" for providing portfolio supervisory and evaluation services to the Trust. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trust.

The fees payable to the Portfolio Supervisor, Evaluator and Trustee are based on the largest aggregate number of Units of the Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fees paid to us or our affiliates for providing a given service to all unit investment trusts for which we provide such services be more than the actual cost of providing such service in such year.

In addition to the Trust's operating expenses, and the fees described above, the Trust may also incur the following charges:

- Monthly, quarterly or semiannual statements to Unit holders;

- All legal and annual auditing expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect the Trust and the rights and interests of the Unit holders;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of the Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of the Trust; and/or

- All taxes and other government charges imposed upon the Securities or any part of the Trust (no such taxes or charges are now in place or planned as far as we know).

The above expenses and the Trustee's annual fee (when paid or owing to the Trustee) are secured by a lien on the Trust. In addition, if there is not enough cash in the Income or Capital Accounts of the Trust, the Trustee has the power to sell Securities to make cash available to pay these charges. Since the Securities are all common stocks and dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of the Trust. These sales may result in capital gains or losses to the Unit holders. See "Tax Status."

The Trust will be audited on an annual basis. So long as we are making a secondary market for Units, we will bear the cost of these annual audits to the extent the cost exceeds $0.0050 per Unit. Otherwise, the Trust will pay for the audit. You can receive a copy of the audited financial statements by notifying the Trustee.

                       Tax Status

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences.

Assets of the Trust.

The Trust will hold (i) stock in domestic and foreign corporations (the "Stocks") and (ii) interests in real estate investment trusts (the "REIT Shares"). All of the foregoing assets constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Stocks constitute equity, and the REIT Shares constitute qualifying shares in real estate investment trusts for federal income tax purposes.

Trust Status.

The Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets and other assets held by the Trust, and as such you will be considered to have received a pro rata share of income (i.e., dividends and capital gains, if any) from each Trust Asset when such income is considered to be received by the Trust. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust which you must take into account for federal income tax purposes is not reduced by amounts used to pay the deferred sales charge.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total proceeds received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the lowest tax bracket). Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The tax code may, however, treat certain capital gains as ordinary income in special situations. In addition, capital gain received from assets held for more than one year that is considered "unrecaptured Section 1250 gain" (which may be the case, for example, with some capital gains attributable to the REIT Shares) is taxed at a maximum stated tax rate of 25%.

Dividends from REIT Shares.

Some dividends on the REIT Shares may qualify as "capital gain dividends," taxable to you as long-term capital gains. If you hold a Unit for six months or less or if the Trust holds a REIT Share for six months or less, any loss incurred by you related to the disposition of such REIT Share will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to have been received) with respect to such REIT Share. Distributions or income or capital gains declared on the REIT Shares in October, November or December will be deemed to have been paid to you on December 31 of the year they are declared, even when paid by the REIT during the following January.

Dividends Received Deduction.

A corporation that owns Units will generally not be entitled to the dividends received deduction with respect to any dividends received by the Trust attributable to the REIT Shares.

In-Kind Distributions.

Under certain circumstances, you may request an In-Kind Distribution of Trust Assets when you redeem your Units or at the Trust's termination. If you request an In-Kind Distribution you will be responsible for any expenses related to this distribution. By electing to receive an In-Kind Distribution, you will receive an undivided interest in Trust Assets plus, possibly, cash.

You will not recognize gain or loss if you only receive Trust Assets in exchange for your pro rata portion of the Trust Assets held by the Trust. However, if you also receive cash in exchange for a fractional share of a Trust Asset held by the Trust, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such fractional share of the Trust Asset.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of the Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes.

Dividend payments on the Trust Assets of foreign companies that are paid to the Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of foreign taxes. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

Under the existing income tax laws of the State and City of New York, the Trust will not be taxed as a corporation, and the income of the Trust will be treated as the income of the Unit holders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

                    Retirement Plans

You may purchase Units of the Trust for:

-  Individual Retirement Accounts,
-  Roth Individual Retirement Accounts,
-  Education Individual Retirement Accounts,
-  Keogh Plans,
-  Pension funds, and
-  Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                 Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. If you request certificates representing the Units you ordered they will be delivered three business days after your order or shortly thereafter. You may transfer or redeem Units represented by a certificate by endorsing and surrendering it to the Trustee, along with a written instrument(s) of transfer. You must sign your name exactly as it appears on the face of the certificate with your signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for identification purposes.

You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to you, as Record Owner:

- A written initial transaction statement containing a description of your Trust;

-  The number of Units issued or transferred;

-  Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

-  The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. The Trustee does not require such charge now, nor are they currently contemplating doing so. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates.
You must surrender mutilated certificates to the Trustee for replacement.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of income (if any) distributed. You will also receive a quarterly statement which describes the Trust's performance. After the end of each calendar year, the Trustee will provide you with the following information:

-  A summary of transactions in the Trust for the year;

- Any Securities sold during the year and the Securities held at the end of that year by the Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

-  Amounts of income and capital distributed during the year.

You may request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

            Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. It is your responsibility to notify the Trustee when you become Record Owner of the Units, but normally your broker/dealer provides this notice. The Trustee will credit any dividends received on the Trust's Securities to the Income Account of the Trust. All other receipts, such as return of capital, are credited to the Capital Account of the Trust.

The Trustee will distribute any net income in the Income Account on or near the Income Distribution Dates to Unit holders of record on the preceding Income Distribution Record Date. See "Summary of Essential Information." Distribution amounts will vary with changes in the Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute amounts in the Capital Account on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. However, amounts in the Capital Account from the sale of Securities designated to meet redemptions of Units, to pay the deferred sales charge or to pay expenses will not be distributed. The Trustee is not required to pay interest on funds held in the Income or Capital Accounts of the Trust. However, the Trustee may earn interest on these funds, thus benefiting from the use of such funds.

We anticipate that the deferred sales charge will be collected from the Capital Account of the Trust and that there will be enough money in the Capital Account to cover these costs. If there is not enough money in the Capital Account to pay the deferred sales charge, the Trustee may sell Securities to meet the shortfall. We will designate an account where distributions will be made to pay the deferred sales charge.

The Trustee is required by the Internal Revenue Service to withhold a certain percentage of any distribution the Trust makes and deliver such amount to the Internal Revenue Service if the Trustee does not have your TIN. You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. Normally, the selling broker gives your TIN to the Trustee. However, you should check your statements from the Trustee to make sure they have the number to avoid this "back-up withholding." If not, you should provide it to the Trustee as soon as possible.

Within a reasonable time after the Trust is terminated you will receive the pro rata share of the money from the disposition of the Securities. However, if you are eligible, you may elect to receive a distribution of shares of Securities (an "In-Kind Distribution") as described under "Amending or Terminating the Indenture." All Unit holders will receive a pro rata share of any other assets remaining in the Trust, excluding any unpaid expenses of the Trust.

The Trustee may establish reserves (the "Reserve Account") within the Trust for any state and local taxes and any governmental charges to be paid out of the Trust.

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of the Trust by notifying the Trustee at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of the Trust. You will have to pay any remaining deferred sales charge on any Units acquired pursuant to this distribution reinvestment option. This option may not be available in all states. PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                  Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are held in uncertificated form, you need only to deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request you send to the Trustee must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account of the Trust if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account of the Trust.

If you are tendering 1,000 Units or more for redemption, rather than receiving cash you may elect to receive an In-Kind Distribution of

Securities in an amount and value equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, no In-Kind Distribution requests submitted during the nine business days prior to the Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the Securities that make up the portfolio, and cash from the Capital Account equal to the fractional shares to which you are entitled. If there is not enough money in the Capital Account to pay the required cash distribution, the Trustee may have to sell Securities.

The Internal Revenue Service will require the Trustee to withhold a portion of your redemption proceeds if the Trustee has not previously been provided your TIN. For more information about this withholding, see "Income and Capital Distributions." If the Trustee does not have your TIN, you must provide it at the time of the redemption request.

The Trustee may sell Securities in the Trust to make funds available for redemption. If Securities are sold, the size and diversification of the Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts not designated to purchase
Securities;

2. the aggregate underlying value of the Securities held in the Trust; and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of the Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of the Trust, if any;

4. cash held for distribution to Unit holders of record of the Trust as of the business day before the evaluation being made; and

5. other liabilities incurred by the Trust; and

dividing

1. the result by the number of outstanding Units of the Trust.

Any remaining deferred sales charge on the Units when you redeem them will be deducted from your redemption proceeds. In addition, until the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

The aggregate underlying value of the Securities for purposes of calculating the Redemption Price during the secondary market is determined in the same manner as that used to calculate the secondary market Public Offering Price as discussed in "Public Offering-The Value of the Securities."

           Removing Securities from the Trust

The portfolio of the Trust is not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends or the issuer's credit standing, or otherwise damage the sound investment character of the Security; or

- The issuer has defaulted on the payment on any other of its outstanding obligations; or

- The price of the Security has declined to such an extent, or other such credit factors exist, that in our opinion keeping the Security would be harmful to the Trust.

Except in the limited instance in which the Trust may acquire Replacement Securities to replace failed contracts to purchase Securities, as described in "The FT Series," the Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of the Trust, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by the Trust, at our instruction, they will either be sold or held in the Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account of the Trust for distributions to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trust to facilitate selling Securities, exchanged securities or property from the Trust. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Securities that we designate; or, without our direction, in its own discretion, in order to meet redemption requests or pay expenses. In designating which Securities should be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of the Securities in the Trust may be changed. To get the best price for the Trust we may have to specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. We may consider sales of units of unit investment trusts which we sponsor in making recommendations to the Trustee on the selection of broker/dealers to execute the Trust's portfolio transactions, or when acting as agent for the Trust in acquiring or selling Securities on behalf of the Trust.

          Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trust will terminate on the Mandatory Termination Date stated in the "Summary of Essential Information." The Trust may be terminated prior to the Mandatory
Termination Date:

- Upon the consent of 100% of the Unit holders;

- If the value of the Securities owned by the Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in the Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of the Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

In the event of termination, the Trustee will send prior written notice thereof to all Unit holders which will specify how you should tender your certificates, if any, to the Trustee. If the Trust is terminated due to this last reason, we will refund to each purchaser of Units of such Trust the entire sales charge paid by such purchaser; however, termination of the Trust prior to the Mandatory Termination Date for any other stated reason will result in all remaining unpaid deferred sales charges on your Units being deducted from your termination proceeds. For various reasons, the Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated prior to the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of the Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner, timing and execution of the sale of Securities as part of the termination of the Trust. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower amount than might otherwise be realized if such sale were not required at this time.

If you own at least 1,000 Units of the Trust the Trustee will send you a form at least 30 days prior to the Mandatory Termination Date which will enable you to receive an In-Kind Distribution of Securities included in the Trust (reduced by customary transfer and registration charges) rather than the typical cash distribution. You must notify the Trustee at least ten business days prior to the Mandatory Termination Date if you elect this In-Kind Distribution option. If you do not elect to participate in the In-Kind Distribution option for eligible Unit holders you will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts of the Trust, within a reasonable time after the Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the Trust any accrued costs, expenses, advances or indemnities provided by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

    Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, Nike Securities L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

-  The First Trust Combined Series
-  FT Series (formerly known as The First Trust Special Situations Trust)
-  The First Trust Insured Corporate Trust
-  The First Trust of Insured Municipal Bonds
-  The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $25 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 1998, the total partners' capital of Nike Securities L.P. was $18,506,548 (audited).

This information refers only to the Sponsor and not to the Trust or to any series of the Trust or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

The Trustee.

The Trustee is The Chase Manhattan Bank, and its principal executive office is located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th Floor, New York, New York, 10004-2413. If you have questions regarding the Trust, you may call the Customer Service Help Line at 1-800-682-7520. The Trustee is supervised by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee has not participated in selecting the Securities; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.


Neither we nor the Trustee will be liable to Unit holders for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.


The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC,

- Terminate the Indenture and liquidate the Trust, or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information. However, the Evaluator will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                    Other Information

Legal Opinions.

Our counsel is Chapman and Cutler, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn acts as the Trustee's counsel, as well as special New York tax counsel for the Trust.

Experts.

Ernst & Young LLP, independent auditors, have audited the Trust's statement of net assets, including the schedule of investments, at the opening of business on the Initial Date of Deposit, as set forth in their report. We've included the Trust's statement of net assets, including the schedule of investments, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Trustee, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific risk information about the Trust.

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Page 27


                  FIRST TRUST (registered trademark)

          Diversified Income & Growth Trust, 1999 Summer Series
                                 FT 315

                              Sponsor:

                        NIKE SECURITIES L.P.

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                      THE CHASE MANHATTAN BANK

                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520
                          24-Hour Pricing Line:
                             1-800-446-0132

This Prospectus contains information relating to Diversified Income & Growth Trust, 1999 Summer Series, but does not contain all of the information about this investment company as filed with the Securities and Exchange Commission in Washington, D.C. under the:

             - Securities Act of 1933 (file no. 333-80533) and

             - Investment Company Act of 1940 (file no. 811-05903)

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     450 Fifth Street, N.W., Washington, D.C. 20549-6009
               Call: 1-800-SEC-0330
              Visit: http://www.sec.gov


                              June 25, 1999


           PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

Page 28


                   FIRST TRUST (registered trademark)

                              The FT Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trust contained in FT 315 not found in the prospectus for the Trust. This Information Supplement is not a prospectus and does not include all of the information you should consider before investing in the Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.


This Information Supplement is dated June 25, 1999. Capitalized terms have been defined in the prospectus.


                            Table of Contents

Risk Factors
   Securities                                                  1
   Dividends                                                   1
Concentrations                                                 1
   REITs                                                       1

Diversified Stock Income Plan                                  2


Risk Factors

Securities. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the relevant stock market may worsen, and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Both U.S. and foreign markets have experienced substantial volatility and significant declines recently as a result of certain or all of these factors.

Dividends. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy.

Concentrations

Real Estate Investment Trusts ("REITs"). An investment in the Trust should be made with an understanding of risks inherent in an investment in REITs specifically and real estate generally (in addition to securities market risks). Generally, these include economic recession, the cyclical nature of real estate markets, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in governmental regulations (including tax laws and environmental, building, zoning and sales regulations), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees or insurance as required, the unavailability of investment capital and the inability to obtain construction financing or mortgage loans at rates acceptable to builders and purchasers of real estate. Additional risks include an inability to reduce expenditures associated with a property (such as mortgage payments and property taxes) when rental revenue declines, and possible loss upon foreclosure of mortgaged properties if mortgage payments are not paid when due.

REITs are financial vehicles that have as their objective the pooling of capital from a number of investors in order to participate directly in real estate ownership or financing. REITs are generally fully integrated operating companies that have interests in income-producing real estate. Equity REITs emphasize direct property investment, holding their invested assets primarily in the ownership of real estate or other equity interests. REITs obtain capital funds for investment in underlying real estate assets by selling debt or equity securities in

Page 1

the public or institutional capital markets or by bank borrowing. Thus, the returns on common equities of the REITs in which the Trust invests will be significantly affected by changes in costs of capital and, particularly in the case of highly "leveraged" REITs (i.e., those with large amounts of borrowings outstanding), by changes in the level of interest rates. The objective of an equity REIT is to purchase income-producing real estate properties in order to generate high levels of cash flow from rental income and a gradual asset appreciation, and they typically invest in properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities.

REITs are a creation of the tax law. REITs essentially operate as a corporation or business trust with the advantage of exemption from corporate income taxes provided the REIT satisfies the requirements of Sections 856 through 860 of the Internal Revenue Code. The major tests for tax-qualified status are that the REIT (i) be managed by one or more trustees or directors, (ii) issue shares of transferable interest to its owners, (iii) have at least 100 shareholders, (iv) have no more than 50% of the shares held by five or fewer individuals, (v) invest substantially all of its capital in real estate related assets and derive substantially all of its gross income from real estate related assets and (vi) distributed at least 95% of its taxable income to its shareholders each year. If any REIT in the Trust's portfolio should fail to qualify for such tax status, the related shareholders (including the Trust) could be adversely affected by the resulting tax consequences.

The underlying value of the Securities and the Trust's ability to make distributions to Unit holders may be adversely affected by changes in national economic conditions, changes in local market conditions due to changes in general or local economic conditions and neighborhood characteristics, increased competition from other properties, obsolescence of property, changes in the availability, cost and terms of mortgage funds, the impact of present or future environmental legislation and compliance with environmental laws, the ongoing need for capital improvements, particularly in older properties, changes in real estate tax rates and other operating expenses, regulatory and economic impediments to raising rents, adverse changes in governmental rules and fiscal policies, dependency on management skill, civil unrest, acts of God, including earthquakes and other natural disasters (which may result in uninsured losses), acts of war, adverse changes in zoning laws, and other factors which are beyond the control of the issuers of the REITs in a Trust. The value of the REITs may at times be particularly sensitive to devaluation in the event of rising interest rates.

REITs may concentrate investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The impact of economic conditions on REITs can also be expected to vary with geographic location and property type. Investors should be aware the REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to defaults by borrowers, self-liquidation, the market's perception of the REIT industry generally, and the possibility of failing to qualify for pass-through of income under the Internal Revenue Code, and to maintain exemption from the Investment Company Act of 1940. A default by a borrower or lessee may cause the REIT to experience delays in enforcing its right as mortgagee or lessor and to incur significant costs related to protecting its investments. In addition, because real estate generally is subject to real property taxes, the REITs in the Trust may be adversely affected by increases or decreases in property tax rates and assessments or reassessments of the properties underlying the REITs by taxing authorities. Furthermore, because real estate is relatively illiquid, the ability of REITs to vary their portfolios in response to changes in economic and other conditions may be limited and may adversely affect the value of the Units. There can be no assurance that any REIT will be able to dispose of its underlying real estate assets when advantageous or necessary.

The issuer of REITs generally maintains comprehensive insurance on presently owned and subsequently acquired real property assets, including liability, fire and extended coverage. However, certain types of losses may be uninsurable or not be economically insurable as to which the underlying properties are at risk in their particular locales. There can be no assurance that insurance coverage will be sufficient to pay the full current market value or current replacement cost of any lost investment. Various factors might make it impracticable to use insurance proceeds to replace a facility after it has been damaged or destroyed. Under such circumstances, the insurance proceeds received by a REIT might not be adequate to restore its economic position with respect to such property.

Under various environmental laws, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability whether or not the owner or operator caused or knew of the presence of such hazardous or toxic substances and whether or not the storage of such substances was in violation of a tenant's lease. In addition, the presence of hazardous or toxic substances, or the failure to remediate such property properly, may adversely affect the owner's ability to borrow using such real property as collateral. No assurance can be given that one or more of the REITs in the Trust may not be presently liable or potentially liable for any such costs in connection with real estate assets they presently own or subsequently acquire while such REITs are held in the Trust.


Diversified Stock Income Plan


The Diversified Stock Income Plan ("DSIP") is a list of companies recommended by experienced professionals at A.G. Edwards & Sons, Inc. A.G. Edwards & Sons, Inc. has compiled this list since 1992 by scrutinizing the dividend histories and long term dividend growth potential of hundreds of companies. The following is a list of companies which comprise the current DSIP list:

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Ticker   Company
______   _______
ABT      Abbott Laboratories
AJG      Arthur J. Gallagher & Co.
ABS      Albertson's, Inc.
ALL      The Allstate Corporation
AHP      American Home Products Corporation
AWR      American States Water Company
AWK      American Water Works Company, Inc.
AIT      Ameritech Corporation
ATO      Atmos Energy Corporation
AVB      Avalonbay Communities, Inc.
BBT      BB&T Corporation
BPA      BP Amoco Plc
BRE      BRE Properties, Inc.
BEZ      Baldor Electric Company
ONE      Bank One Corporation
BKB      BankBoston Corporation
BK       The Bank of New York Company, Inc.
BAC      BankAmerica Corporation
BEL      Bell Atlantic Corporation
BTR      Bradley Real Estate, Inc.
BRCOA    Brady Corporation
BGG      Briggs & Stratton Corporation
BMY      Bristol-Myers Squibb Company
CBL      CBL & Associates Properties, Inc.
CCB      CCB Financial Corporation
CMS      CMS Energy Corporation
CPG      CMS Energy Corporation (Class G)
FUN      Cedar Fair, L.P.
CNT      CenterPoint Properties Corporation
CPJ      Chateau Communities, Inc.
C        Citigroup Inc.
CLG      Colonial Gas Company
CBH      Commerce Bancorp, Inc.
CBSH     Commerce Bancshares, Inc.
DQE      DQE, Inc.
DF       Dean Foods Company
DDR      Developers Diversified Realty Corporation
DRE      Duke Realty Investments, Inc.
EMR      Emerson Electric Co.
EGN      Energen Corporation
EQR      Equity Residential Properties Trust
XON      Exxon Corporation
FPL      FPL Group, Inc.
FNM      Fannie Mae
FITB     Fifth Third Bancorp
FMER     FirstMerit Corporation
FLT      Fleet Financial Group, Inc.
FPC      Florida Progress Corporation
FLO      Flowers Industries, Inc.
FO       Fortune Brands, Inc.
FFA      Franchise Finance Corporation of America
FRE      Freddie Mac
GE       General Electric Company
GPC      Genuine Parts Company
HRP      HRPT Properties Trust
HRD      Hannaford Bros. Co.
HR       Healthcare Realty Trust, Inc.
HNZ      H.J. Heinz Company
HMN      Horace Mann Educators Corporation
HPT      Hospitality Properties Trust
HI       Household International, Inc.
HUB/B    Hubbell Incorporated (Class B)
IPL      IPALCO Enterprises, Inc.
IEI      Indiana Energy, Inc.
JDN      JDN Realty Corporation
JPR      JP Realty, Inc.
JNJ      Johnson & Johnson
JCI      Johnson Controls, Inc.
K        Kellogg Company
KEY      Key Corp.
KIM      Kimco Realty Corporation
LEG      Leggett & Platt, Incorporated
LNC      Lincoln National Corporation
MDU      MDU Resources Group, Inc.
MAC      The Macerich Company
MAY      The May Department Stores Company
MRK      Merck & Co., Inc.
MHX      MeriStar Hospitality Corporation
MOB      Mobil Corporation
MODI     Modine Manufacturing Company
GAS      NICOR Inc.
NUI      NUI Corporation
NA       Nabisco Holdings Corp.
NFG      National Fuel Gas Company
NHP      Nationwide Health Properties, Inc.
NJR      New Jersey Resources Corporation
NWL      Newell Co.
OHI      OMEGA Healthcare Investors, Inc.
PAG      Pacific Gulf Properties, Inc.
PRK      Park National Corporation
PKY      Parkway Properties, Inc.
PEP      PepsiCo, Inc.
PFE      Pfizer Inc.
PSC      Philadelphia Suburban Corporation
PNY      Piedmont Natural Gas Company, Inc.
PP       Prentiss Properties Trust
PG       The Procter & Gamble Company
STR      Questar Corporation
RGBK     Regions Financial Corporation
RLR      ReliaStar Financial Corp.

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SBC      SBC Communications Inc.
SIG      SIGCORP, Inc.
SYY      SYSCO Corporation
SLE      Sara Lee Corporation
SGP      Schering-Plough Corporation
SRP      Sierra Pacific Resources
SOTR     SouthTrust Corporation
SPK      Spieker Properties, Inc.
SUS      Storage USA, Inc.
SUI      Sun Communities, Inc.
TCB      TCF Financial Corporation
TX       Texaco Inc.
UNM      UNUM Corporation
USB      U.S. Bancorp
URB      Urban Shopping Centers, Inc.
WIC      WICOR, Inc.
WB       Wachovia Corporation
WGL      Washington Gas Light Company
WRE      Washington Real Estate Investment Trust
WKS      Weeks Corporation
WFC      Wells Fargo Company
WIN      Winn-Dixie Stores, Inc.
YES      Yankee Energy System, Inc.
ZION     Zions Bancorporation

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